UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

                                 January 4, 2008
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                               Exterra Energy Inc.
                 ----------------------------------------------
             (Exact name of Registrant as specified in its Charter)

             Nevada                    000-52319                  20-5086877
 -----------------------------    -------------------        -------------------
 (State or other jurisdiction    (Commission File No.)          (IRS Employer
      of incorporation)                                      Identification No.)


              1717 St. James Place, Suite 250, Houston, Texas 77056
 ------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                  713-877-8847
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              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                    INFORMATION TO BE INCLUDED IN THE REPORT




Item 8.01         Other Events.

         Effective January 1, 2008, the Company will move its corporate offices to 1717 St. James Place, Suite 250, Houston, Texas 77056. The Company's new telephone number is 713-877-8847 and its fax number is 713-877-8848.



                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                     EXTERRA ENERGY INC.,


                                                     /s/ Gordon C. McDougall
                                                     ---------------------------
                                                     GORDON C. MCDOUGALL
                                                     President

                                                     Dated:   January 4, 2008